NEWS RELEASE
TO BUSINESS EDITOR:

        COMM BANCORP, INC. REPORTS 21% INCREASE IN FIRST QUARTER EARNINGS

     Clarks Summit, PA, April 24/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:CCBP) today reported a $270 thousand or 21.1% increase in first quarter earnings to $1,550 thousand or $0.84 per share in 2006 from $1,280 thousand or $0.69 per share in 2005. Return on average assets and return on average equity improved to 1.16% and 12.47% for the three months ended March 31, 2006, from 0.96% and 10.82% for the same three months of 2005.

     "I am extremely pleased with our Company's solid first quarter performance," stated William F. Farber, Sr., President and Chief Executive Officer. "Net interest income growth of 12.4% was the driving force behind the earnings improvement. In addition, improved efficiency resulting from a 1.8% reduction in noninterest expense also factored into the increase in net income," continued Farber. "As we move into 2006, we are focusing on building our commercial lease portfolio and expanding our commercial lending presence into new market areas," concluded Farber.

HIGHLIGHTS

     - First quarter 2006 earnings per share increased $0.15 compared to previous year.

     - Net interest margin for the first quarter of 2006 rose 41 basis points compared to same quarter of 2005.

     - Tax-equivalent net interest income increased 12% comparing the first quarters of 2006 and 2005.

     -    8% improvement in efficiency ratio over prior quarter.

INCOME STATEMENT REVIEW

     For the three months ended March 31, tax equivalent net interest income rose $580 thousand or 12.4% to $5,265 thousand in 2006 from $4,685 thousand in 2005. Tax-equivalent net interest income increased $1,025 thousand or 14.3%, while interest expense rose $445 thousand or 18.1%. The increase in interest income resulted primarily from a 73 basis point rise in the tax-equivalent earning assets yield, coupled with growth in average earning assets of $6.7 million. Specifically, the tax-equivalent yield on the loan portfolio increased 70 basis points to 6.77% for the first quarter of 2006 from 6.07% for the same quarter of 2005. In addition, loans, net of unearned income averaged $17.6 million or 4.4% higher comparing the three months ended March 31, 2006 and 2005. Similarly, the tax-equivalent yield on investment portfolio rose 62 basis points to 4.82% in 2006 from 4.20% in 2005. However, average investments decreased $11.5 million or 10.3%. Partially offsetting the positive effects of yield improvement and earning asset growth was an increase of 40 basis points in the cost of funds, which was the primary factor leading to the increased interest expense. The cost of interest-bearing transaction accounts, including money market, NOW and savings accounts rose 59 basis points to 1.63% in 2006 from 1.04% in 2005. The cost of time deposits rose to a lesser degree, by 25 basis points to 3.85% in 2006 from 3.60% in 2005. For the first quarter of 2006 the tax-equivalent net interest margin improved 41 basis points to 4.12%, compared to 3.71% for the same quarter of 2005. In addition, the net interest margin widened 9 basis points in comparison to the previous quarter.

     For the three months ended March 31, 2006, the provision for loan losses totaled $180 thousand in 2006 and $300 thousand in 2005.

     Noninterest revenue was $860 thousand for the first quarter of 2006, compared to $1,118 thousand for the same quarter of 2005. Included in noninterest revenue in 2005 was a $125 thousand gain on the sale of the merchant services portfolio. Service charges, fees and commissions decreased $49 thousand, while higher mortgage rates caused a decline of $84 thousand in the gain on sale of residential mortgages.

     Comparing the three months ended March 31, 2006 and 2005, noninterest expense decreased $64 thousand or 1.8%. Reductions were experienced in all major expense categories. As a result, greater efficiency was achieved as evidenced by an improvement in the efficiency ratio to 62.3% for the first quarter of 2006 from 66.6% for the same quarter of 2005.

BALANCE SHEET REVIEW

     Total assets averaged $542.1 million for the quarter ended March 31, 2006, an increase of $4.0 million compared to $538.1 million for the same quarter of 2005. Average loans, net of unearned income, increased $17.6 million to $418.0 million for the first quarter of 2006, from $400.4 million for the same period of 2005. Average investments and federal funds sold declined $10.9 million to $100.6 million from $111.5 million for the same respective periods. Deposits averaged $482.2 million for the first three months of 2006, an increase of $6.5 million compared to $475.7 million averaged for the same period one year ago. Average interest-bearing deposits grew $8.2 million, while noninterest-bearing deposits decreased $1.7 million. Short-term borrowings averaged $7.4 million and $12.2 million for the three months ended March 31, 2006 and 2005.

     Stockholders' equity increased $0.8 million to $50.5 million or $27.30 per share at March 31, 2006, from $49.7 million or $26.86 per share at December 31, 2005. Net income $1,550 was the primary factor leading to the improvement. Partially offsetting net income were net cash dividends declared of $395 thousand and an increase in other comprehensive loss resulting from market value fluctuations of the investment portfolio of $297 thousand. Dividends declared for the first quarter of 2006 equaled $0.25 per share compared to $0.23 per share declared for the first quarter of 2005.

     Asset quality improved slightly from the end of 2005. Nonperforming assets decreased $0.2 million to $4.0 million at March 31, 2006, from $4.2 million at December 31, 2005. As a percent of loans, net of unearned income, nonperforming assets improved to 0.95% at March 31, 2006, from 1.08% at December 31, 2005. The improvement resulted from a reduction in nonaccrual loans partially offset by increases in accruing loans past due 90 days or more and foreclosed assets.

     The allowance for loan losses equaled $4.2 million or 0.98% of loans, net of unearned income, at March 31, 2006, compared to $4.1 million and 1.06% at year-end 2005. The allowance for loan losses covered 103.6% of nonperforming assets at the end of the first quarter of 2006, compared to 98.0% at the end of 2005. Loans charged off, net of recoveries, for the first quarter amounted to $157 thousand or 0.15% of average loans outstanding in 2006 and $141 thousand or 0.14% in 2005.

     Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 16 community-banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS].

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           March 31,    Dec. 31,     Sept. 30,    June 30,     March 31,
                                             2006         2005         2005         2005         2005
                                          ----------   ----------   ----------   ----------   ----------
Key performance data:
Per share data:
Net income                                $     0.84   $     0.72   $     0.74   $     0.65   $     0.69
Cash dividends declared                   $     0.25   $     0.23   $     0.23   $     0.23   $     0.23
Book value                                $    27.30   $    26.86   $    26.50   $    26.27   $    25.56
Tangible book value                       $    27.11   $    26.67   $    26.27   $    26.01   $    25.27
Market value:
   High                                   $    44.45   $    41.99   $    43.16   $    42.72   $    43.00
   Low                                    $    41.00   $    36.45   $    39.25   $    39.76   $    40.50
   Closing                                $    42.08   $    41.80   $    39.45   $    40.00   $    41.25
Market capitalization                     $   77,924   $   77,336   $   73,313   $   74,469   $   76,966
Common shares outstanding                  1,851,816    1,850,154    1,858,370    1,861,719    1,865,848
Selected ratios:
Return on average stockholders' equity         12.47%       10.65%       11.10%       10.12%       10.82%
Return on average assets                        1.16%        0.98%        1.02%        0.93%        0.96%
Leverage ratio                                  9.13%        9.04%        8.95%        8.80%        8.57%
Efficiency ratio                               62.29%       67.56%       65.44%       69.51%       66.64%
Nonperforming assets to loans, net              0.95%        1.08%        1.20%        0.93%        0.76%
Net charge-offs to average loans, net           0.15%        0.10%        0.13%        0.14%        0.14%
Allowance for loan losses to loans, net         0.98%        1.06%        1.04%        1.04%        1.03%
Earning assets yield (FTE)                      6.39%        6.13%        5.92%        5.75%        5.66%
Cost of funds                                   2.78%        2.60%        2.45%        2.37%        2.38%
Net interest spread (FTE)                       3.61%        3.53%        3.47%        3.38%        3.28%
Net interest margin (FTE)                       4.12%        4.03%        3.95%        3.84%        3.71%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             March 31,    March 31,
Three Months Ended                                                             2006         2005
                                                                            ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                                                  $    6,324   $    5,489
   Tax-exempt                                                                      430          330
Interest and dividends on investment securities available-for-sale:
   Taxable                                                                         603          555
   Tax-exempt                                                                      379          391
   Dividends                                                                        11            8
Interest on federal funds sold                                                       6
      Total interest income                                                      7,753        6,773
Interest expense:
Interest on deposits                                                             2,820        2,380
Interest on borrowed funds                                                          84           79
      Total interest expense                                                     2,904        2,459
      Net interest income                                                        4,849        4,314
Provision for loan losses                                                          180          300
      Net interest income after provision for loan losses                        4,669        4,014
Noninterest income:
Service charges, fees and commissions                                              788          837
Net gains on sale of loans                                                          72          156
Net gains on sale of merchant services                                                          125
      Total noninterest income                                                     860        1,118
Noninterest expense:
Salaries and employee benefits expense                                           1,790        1,795
Net occupancy and equipment expense                                                605          638
Other expenses                                                                   1,161        1,187
      Total noninterest expense                                                  3,556        3,620
Income before income taxes                                                       1,973        1,512
Provision for income tax expense                                                   423          232
      Net income                                                            $    1,550   $    1,280
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale       $     (450)  $     (813)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income (loss)         (153)        (276)
      Other comprehensive income (loss), net of income taxes                      (297)        (537)
      Comprehensive income                                                  $    1,253   $      743
Per share data:
Net income                                                                  $     0.84   $     0.69
Cash dividends declared                                                     $     0.25   $     0.23
Average common shares outstanding                                            1,851,816    1,865,848

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      March 31,    Dec. 31,     Sept. 30,    June 30,     March 31,
Three months ended                                                      2006         2005         2005         2005         2005
                                                                     ----------   ----------   ----------   ----------   -----------
Interest income:
Interest and fees on loans:
   Taxable                                                           $    6,324   $    6,121   $    5,809   $    5,566   $    5,489
   Tax-exempt                                                               430          315          337          347          330
Interest and dividends on investment securities
   available-for-sale:
   Taxable                                                                  603          637          493          475          555
   Tax-exempt                                                               379          389          396          381          391
   Dividends                                                                 11            9           10           14            8
Interest on federal funds sold                                                6          129          144           14
      Total interest income                                               7,753        7,600        7,189        6,797        6,773
Interest expense:
Interest on deposits                                                      2,820        2,732        2,522        2,363        2,380
Interest on borrowed funds                                                   84           27           79
      Total interest expense                                              2,904        2,732        2,522        2,390        2,459
      Net interest income                                                 4,849        4,868        4,667        4,407        4,314
Provision for loan losses                                                   180          163          161          158          300
      Net interest income after provision for loan losses                 4,669        4,705        4,506        4,249        4,014
Noninterest income:
Service charges, fees and commissions                                       788          751          746          828          837
Net gains on sale of loans                                                   72           90          119          122          156
Net gains on sale of merchant services                                      110          125
      Total noninterest income                                              860          841          865        1,060        1,118
Noninterest expense:
Salaries and employee benefits expense                                    1,790        1,818        1,778        1,843        1,795
Net occupancy and equipment expense                                         605          552          588          584          638
Other expenses                                                            1,161        1,487        1,254        1,373        1,187
      Total noninterest expense                                           3,556        3,857        3,620        3,800        3,620
Income before income taxes                                                1,973        1,689        1,751        1,509        1,512
Provision for income tax expense                                            423          359          371          289          232
      Net income                                                     $    1,550   $    1,330   $    1,380   $    1,220   $    1,280
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
   available-for-sale                                                $     (450)  $     (226)  $     (721)  $      889   $     (813)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income
   (loss)                                                                  (153)         (77)        (245)         302         (276)
      Other comprehensive income (loss), net of income taxes               (297)        (149)        (476)         587         (537)
      Comprehensive income                                           $    1,253   $    1,181   $      904   $    1,807   $      743
Per share data:
Net income                                                           $     0.84   $     0.72   $     0.74   $     0.65   $     0.69
Cash dividends declared                                              $     0.25   $     0.23   $     0.23   $     0.23   $     0.23
Average common shares outstanding                                     1,851,816    1,852,021    1,861,053    1,863,478    1,865,848

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                           March 31,   Dec. 31,   Sept. 30,   June 30,   March 31,
Three months ended                            2006       2005        2005       2005        2005
                                           ---------   --------   ---------   --------   ---------
Net interest income:
Interest income
Loans, net:
   Taxable                                  $6,324      $6,121     $5,809      $5,566     $5,489
   Tax-exempt                                  651         478        510         526        500
      Total loans, net                       6,975       6,599      6,319       6,092      5,989

Investments:
   Taxable                                     614         646        503         489        563
   Tax-exempt                                  574         589        600         578        592
      Total investments                      1,188       1,235      1,103       1,067      1,155
Federal funds sold                               6         129        144          14
      Total interest income                  8,169       7,963      7,566       7,173      7,144

Interest expense:
   Deposits                                  2,820       2,732      2,522       2,363      2,380
   Borrowed funds                               84                                 27         79
      Total interest expense                 2,904       2,732      2,522       2,390      2,459
      Net interest income                   $5,265      $5,231     $5,044      $4,783     $4,685

Loans, net:
   Taxable                                    6.85%       6.69%      6.44%       6.31%      6.21%
   Tax-exempt                                 6.07%       5.65%      5.81%       4.91%      4.85%
      Total loans, net                        6.77%       6.60%      6.38%       6.16%      6.07%

Investments:
   Taxable                                    3.64%       3.49%      3.04%       2.82%      2.85%
   Tax-exempt                                 7.41%       7.29%      7.42%       7.33%      7.65%
      Total investments                       4.82%       4.64%      4.48%       4.23%      4.20%
Federal funds sold                            3.63%       3.97%      3.45%       2.76%      2.62%
      Total earning assets                    6.39%       6.13%      5.92%       5.75%      5.66%

Interest expense:
   Deposits                                   2.75%       2.60%      2.45%       2.36%      2.37%
   Borrowed funds                             4.62%                              3.09%      2.62%
      Total interest-bearing liabilities      2.78%       2.60%      2.45%       2.37%      2.38%
      Net interest spread                     3.61%       3.53%      3.47%       3.38%      3.28%
      Net interest margin                     4.12%       4.03%      3.95%       3.84%      3.71%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   March 31,   Dec. 31,   Sept. 30,   June 30,   March 31,
At period end                                         2006       2005        2005       2005        2005
                                                   ---------   --------   ---------   --------   ---------
Assets:
Cash and due from banks                             $ 12,435   $ 23,403    $ 13,662   $ 16,400    $ 12,310
Federal funds sold                                               12,000      22,700     13,000
Investment securities available-for-sale              90,924    104,965      98,756     97,336     109,804
Loans held for sale, net                               2,513      1,934       3,538      3,263       3,905
Loans, net of unearned income                        423,829    388,603     389,606    389,274     391,210
Less: Allowance for loan losses                        4,151      4,128       4,067      4,037       4,018
Net loans                                            419,678    384,475     385,539    385,237     387,192
Premises and equipment, net                           11,063     11,003      11,271     11,339      11,486
Other assets                                           6,721      5,797       6,024      5,763       5,534
      Total Assets                                  $543,334   $543,577    $541,490   $532,338    $530,231

Liabilities:
Deposits:
   Noninterest-bearing                              $ 66,350   $ 75,428    $ 70,989   $ 73,397    $ 66,936
   Interest-bearing                                  413,209    415,937     419,095    407,605     405,870
      Total deposits                                 479,559    491,365     490,084    481,002     472,806
Borrowed funds                                        10,650                                         7,800
Other liabilities                                      2,578      2,523       2,165      2,434       1,933
      Total liabilities                              492,787    493,888     492,249    483,436     482,539

Stockholders' equity:
Common stock, par value $0.33 authorized
   12,000,000, issued 1,851,816; 1,850,154;
   1,858,370; 1,861,719; 1,865,848                       611        611         613        614         616
Capital surplus                                        6,937      6,869       6,831      6,780       6,734
Retained earnings                                     42,337     41,250      40,689     39,924      39,345
Accumulated other comprehensive income                   662        959       1,108      1,584         997
      Total stockholders' equity                      50,547     49,689      49,241     48,902      47,692
      Total liabilities and stockholders' equity    $543,334   $543,577    $541,490   $532,338    $530,231

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   March 31,   Dec. 31,   Sept. 30,   June 30,   March 31,
Average quarterly balances                            2006       2005        2005       2005        2005
                                                   ---------   --------   ---------   --------   ---------
Assets:
Loans, net:
   Taxable                                          $374,452   $363,035    $357,980   $353,699    $358,544
   Tax-exempt                                         43,507     33,558      34,801     42,926      41,828
      Total loans, net                               417,959    396,593     392,781    396,625     400,372
Investments:
   Taxable                                            68,482     73,470      65,641     69,644      80,009
   Tax-exempt                                         31,413     32,047      32,072     31,650      31,389
      Total investments                               99,895    105,517      97,713    101,294     111,398
Federal funds sold                                       670     12,878      16,566      2,036          57
      Total earning assets                           518,524    514,988     507,060    499,955     511,827
Other assets                                          23,601     26,190      27,154     25,507      26,235
      Total assets                                  $542,125   $541,178    $534,214   $525,462    $538,062
Liabilities and stockholders' equity:
Deposits:
   Interest-bearing                                 $415,556   $416,910    $408,182   $401,620    $407,344
   Noninterest-bearing                                66,601     72,840      74,849     70,327      68,322
      Total deposits                                 482,157    489,750     483,031    471,947     475,666
Borrowed funds                                         7,374                             3,508      12,234
Other liabilities                                      2,189      1,880       1,864      1,667       2,192
      Total liabilities                              491,720    491,630     484,895    477,122     490,092
Stockholders' equity                                  50,405     49,548      49,319     48,340      47,970
      Total liabilities and stockholders' equity    $542,125   $541,178    $534,214   $525,462    $538,062

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                             March 31,   Dec. 31,   Sept. 30,   June 30,   March 31,
At quarter end                                  2006       2005        2005       2005        2005
                                             ---------   --------   ---------   --------   ---------
Nonperforming assets:
   Nonaccrual/restructured loans               $2,804     $3,303      $3,118     $2,895      $2,115
   Accruing loans past due 90 days or more        794        546       1,128        496         625
   Foreclosed assets                              410        363         443        221         221
Total nonperforming assets                     $4,008     $4,212      $4,689     $3,612      $2,961
Three months ended
Allowance for loan losses:
Beginning balance                              $4,128     $4,067      $4,037     $4,018      $3,859
Charge-offs                                       181        114         151        162         159
Recoveries                                         24         12          20         23          18
Provision for loan losses                         180        163         161        158         300
Ending balance                                 $4,151     $4,128      $4,067     $4,037      $4,018

SOURCE Comm Bancorp, Inc.

/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.